                                                                    EXHIBIT 10.1

                                 $150,000,000*

                          Premiere Technologies, Inc.

                 5-3/4% Convertible Subordinated Notes due 2004


                               PURCHASE AGREEMENT
                               ------------------

                                                                   June 25, 1997

ROBERTSON, STEPHENS & COMPANY LLC
ALEX. BROWN & SONS INCORPORATED
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
c/o Robertson, Stephens & Company LLC
555 California Street
Suite 2600
San Francisco, California 94104

Ladies/Gentlemen:

     Premiere Technologies, Inc., a Georgia corporation (the "Company"), addresses you in your capacity as initial purchasers (the "Initial Purchasers") of the proposed offering described below and hereby confirms its agreement with the Initial Purchasers (the "Agreement") as follows:

1.    Description of Securities.  The Company proposes to issue and sell to the
      -------------------------
Initial Purchasers an aggregate of $150,000,000 principal amount of its 5-3/4% Convertible Subordinated Notes due 2004 (the "Firm Notes"). The Company also proposes to grant to the Initial Purchasers an option to purchase an aggregate of up to $22,500,000 additional principal amount of its 5-3/4% Convertible Subordinated Notes due 2004 (the "Option Notes") as provided in Section 7 hereof. The Firm Notes and Option Notes will be convertible into shares (the "Underlying Securities") of Common Stock, $0.01 par value, of the Company (the "Common Stock"). The Firm Notes and the Option Notes are referred to herein collectively as the "Notes." The Notes and the Underlying Securities are referred to herein collectively as the "Securities." The Notes will be issued pursuant to the provisions of an Indenture to be dated as of June 30, 1997 in the form attached hereto as Schedule D (the "Indenture") to be between the
                            ----------
Company and IBJ Schroder Bank & Trust Company, as trustee (the "Trustee").

     The Notes will be offered without being registered under the Securities Act of 1933, as amended (the "Act"), in reliance on exemptions therefrom provided by the Act and the rules and regulations (the "Rules and Regulations") thereunder.

     In connection with the offer and sale of the Notes, the Company has prepared a preliminary offering circular dated June 16, 1997 (the "Preliminary Memorandum") and a final offering circular dated June 26, 1997 (the "Final Memorandum") for delivery to prospective purchasers of the Notes. Each of the Preliminary

---------------
* Plus an option to purchase an aggregate of up to $22,500,000 additional principal amount of the Company's 5-3/4% Convertible Subordinated Notes due 2004 from the Company to cover over-allotments.

Memorandum and the Final Memorandum includes or incorporates certain information concerning, among other things, the Company, the Notes and the Underlying Securities. The Final Memorandum incorporates by reference each document or report filed by the Company with the Securities and Exchange Commission (the "Commission") pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the date thereof and prior to the termination of the distribution of the Notes and as set forth in the Final Memorandum. As used herein, the terms "Preliminary Memorandum" and "Final Memorandum" shall include in each case the documents incorporated by reference therein, and any and all supplements and amendments to such documents incorporated by reference therein and any and all amendments and supplements to the Preliminary Memorandum or the Final Memorandum, as the case may be, and the term "Memorandum" shall include the Preliminary Memorandum and the Final Memorandum. The terms "supplement", "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Preliminary Memorandum or Final Memorandum that are filed subsequent to the date of such Memorandum with the Commission pursuant to the Exchange Act.

2.    Representations, Warranties and Agreements of the Company.  The Company
      ---------------------------------------------------------
represents and warrants to and agrees with each Initial Purchaser that:

     (a) The Preliminary Memorandum does not, and the Final Memorandum in the form used by the Initial Purchasers to confirm sales does not, and on the Closing Date (as hereinafter defined) will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this sentence do not apply to statements or omissions in either Memorandum based upon information relating to the Initial Purchasers furnished to the Company in writing by you expressly for use therein as specified in Section 3 hereof. The Company is subject to Section 13 or 15(d) of the Exchange Act. The Company has timely filed with the Commission all the documents that the Company was required to file with the Commission under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (collectively, the "SEC Documents"). The SEC Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules, regulations and instructions of the Commission thereunder, and any documents so filed and incorporated by reference in any Memorandum subsequent to the date hereof will, when they are filed with the Commission, conform in all material respects to the requirements of the Exchange Act and the rules, regulations and instructions of the Commission thereunder. The Company's registration statement on Form S-1 (Registration No. 33-80547), when it was filed with the Commission, conformed in all material respects to the requirements of the Act and the Rules and Regulations. No stop order or other similar order or decree preventing the use of any Memorandum, or any order or decree asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act has been issued and remains in effect and, to the best knowledge of the Company, no proceedings for that purpose have been commenced or are contemplated.

     (b) The Company has not taken and will not take, directly or indirectly, any action prohibited by Regulation M under the Exchange Act in connection with the sale and offering of the Notes.

     (c) Each of the Company and its subsidiaries listed on Schedule C hereto
                                                            ----------
(the "Significant Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in each Memorandum; the Company, except for director's qualifying shares, if any, owns either directly or through a wholly-owned subsidiary all of the outstanding capital stock of its subsidiaries free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest; each of the Company and its subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise; no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification; each of the Company and its subsidiaries is in possession of and is operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities necessary to the conduct of its business, all of which are valid and in full force and effect, except for such authorizations, licenses, certificates, consents, orders and permits for which the failure to possess or comply with would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise; neither the Company nor any of its subsidiaries is in violation of its respective charter or bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or in any lease, contract, indenture, mortgage, loan agreement, joint venture or other agreement or instrument to which the Company or its subsidiaries is a party or by which it or any of its subsidiaries or their respective properties may be bound and neither the Company nor any of its subsidiaries is in violation of any law, order, rule, regulation, writ, injunction judgment or decree of any court or governmental agency or body of which it has knowledge, except for such violations or defaults which would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise or on the Company's ability or right to perform its obligations under this Agreement, the Registration Rights Agreement, the Indenture and the Notes. The Company does not have any subsidiaries, nor does it control, directly or indirectly, or own, directly or indirectly, any shares of stock or any other equity interest of any corporation association or other entity other than those entities identified on Schedule B hereto. Except for the Significant
                       ----------
Subsidiaries, the Company does not have any subsidiary which is individually a "significant subsidiary" (as defined in Item 1-02 of Regulation S-X). For the purposes of this Agreement, the term "subsidiary" includes any corporation or partnership or other entity in which the Company or any subsidiary, directly or indirectly, has a controlling ownership interest.

     (d) The Company has full legal right, power and authority to enter into this Agreement, the Registration Rights Agreement (as such term is hereinafter defined), the Indenture and the Notes and to perform the transactions contemplated hereby and thereby. This Agreement, the Registration Rights Agreement and the Indenture have been duly and validly authorized. This Agreement has been, and at or prior to the Closing, the Registration Rights Agreement and the Indenture will have been, duly and validly executed and delivered by the Company and are, or at or prior to the Closing will be, as the case may be, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except, in the case of this Agreement and the Registration Rights Agreement, insofar as indemnification, contribution and waiver provisions may be limited by applicable law, equitable principles or public policy and except, with respect to all such agreements, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally or by equitable principles of general applicability. The execution and delivery by the Company of, and performance of its obligations under, this Agreement, the Registration Rights Agreement, the Indenture and the Notes, and the consummation of the transactions herein and therein contemplated does not and will not result in a breach or violation of any of the terms and provisions of, or constitute a default under: (i) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or any lease, contract, joint venture or other agreement or instrument to which the Company or its subsidiaries is a party or by which the property of the Company or any of its subsidiaries is bound, except for such breaches, violations and defaults which would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise or on the Company's ability or right to perform its obligations under this Agreement, the Registration Rights Agreement, the Indenture and the Notes; or (ii) the charter or bylaws of the Company or any of its Significant Subsidiaries; or (iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any of this subsidiaries or over the properties of the Company or any of its subsidiaries, the violation of which would have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise or on the Company's ability or right to perform its obligations under this Agreement, the Registration Rights Agreement, the Indenture and the Notes. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution and delivery of this Agreement, the Registration Rights Agreement, the Indenture and the Notes and the consummation by the Company or any of its Significant Subsidiaries of the transactions herein or therein contemplated except such as may be required under state or other securities or Blue Sky laws.

     (e) The Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will (x) constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally or by equitable principles of general applicability, (y) be entitled to the benefits of the Indenture and (z) be validly issued, fully paid and nonassessable and will not be subject to any preemptive rights, co-sale rights, rights of first refusal or other rights to subscribe for or purchase securities.

     (f) The Notes, the Registration Rights Agreement and the Indenture conform in all material respects to all statements in relation thereto contained in each Memorandum. The Underlying Securities have been duly authorized and duly reserved for issuance and, upon issuance thereof upon conversion of the Notes in accordance with the terms of the Notes and the Indenture, will be validly issued, fully paid and nonassessable shares of Common Stock of the Company and will be issued free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest and will not be subject to any preemptive rights, co-sale rights, rights of first refusal or other rights to subscribe for or purchase securities.

     (g) There is not any pending or, to the best of the Company's knowledge, any threatened action, suit, claim or proceeding against the Company, any of its subsidiaries or any of their respective officers or any of their respective properties, assets or rights before any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or over their respective officers or properties or otherwise which might (i) result in any material adverse change in the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise, (ii) materially and adversely affect their properties, assets or rights, (iii) adversely affect the power or ability of the Company to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Notes, or (iv) prevent or delay consummation of the transactions contemplated hereby or thereby, in each case, which has not been accurately described in all material respects in the Final Memorandum.

     (h) All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws, were not issued in violation of any preemptive right, co-sale right, registration right, right of first refusal, other rights to subscribe for or purchase securities, and the actual, pro forma, and pro forma as adjusted capitalization of the Company as of March 31, 1997 is as set forth in the Final Memorandum under the caption "Capitalization" and conforms in all material respects to the statements relating thereto contained in the Final Memorandum (and such statements correctly state the substance of the instruments defining the capitalization of the Company). No preemptive right, co-sale right, right of first refusal or other rights to subscribe for or purchase securities exists with respect to any of the Securities or the issuance or sale thereof other than those that have been expressly waived prior to the date hereof and described in the Final Memorandum. Except as described in the Final Memorandum under the caption "Description of Capital Stock," no registration right exists with respect to any of the Securities or the issuance or sale thereof other than those that have been expressly waived prior to the date hereof or those that will not conflict with or adversely affect the Company's ability or right to perform its obligations under this Agreement, the Registration Rights Agreement, the Indenture and the Notes. All registration rights have been described in the Final Memorandum. No further approval or authorization of any shareholder, the Board of Directors or others is required for the issuance and sale or transfer of the Notes, or the issuance and transfer of the Underlying Securities, except, with respect to the transfer of the Notes and the Underlying Securities, as may be required under the Act and which will be satisfied upon the completion by the Company of its obligations under the Registration Rights Agreement. All issued and outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and were not issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal, other rights to subscribe for or purchase securities and are owned by the Company free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest. Except as disclosed in the Final Memorandum, neither the Company nor any subsidiary has outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option, stock purchase and other stock plans or arrangements, and, as of the date stated in the document in which such information appears, the options or other rights granted and exercised thereunder, included or incorporated by reference in the Final Memorandum, accurately and fairly describe in all material respects such plans, arrangements, options and rights.

     (i) Arthur Anderson LLP, which has examined (i) the consolidated financial statements, together with the related schedules and notes, of the Company, as of December 31, 1996 and 1995 and for the nine months ended December 31, 1994 and each of the years in the two years ended December 31, 1996 and (ii) the financial statements, together with the related schedules and notes, of each of the Significant Franchisees (as such term is defined in the Final Memorandum) acquired in connection with the Voice-Tel Acquisitions (as such term is defined in the Final Memorandum), in each case as previously filed with the Commission and which are incorporated by reference or included in the Final Memorandum, are independent accountants within the meaning of the Act and the Rules and Regulations. The audited consolidated financial statements of the Company and the audited financial statements of the Significant Franchisees, together with the related schedules and notes, and the unaudited consolidated financial information of the Company, included in or incorporated by reference into the Final Memorandum fairly present the financial position and the results of operations of the Company and its consolidated subsidiaries or the Significant Franchisees, as the case may be, at the respective dates and for the respective periods to which they apply. The supplemental financial information for the Company and the Voice-Tel Entities (as such term is defined in the Final Memorandum) on a combined basis included in the Final Memorandum (the "Supplemental Financial Information") fairly presents, for the respective periods to which they apply, (i) the total combined revenue of all of the Voice-Tel Entities and (ii) the total combined revenue of the Company and all of the Voice-Tel Entities. All audited and unaudited consolidated financial statements of the Company and the Significant Franchisees, together with the related schedules and notes, and all pro forma financial information, included in or incorporated by reference into the Final Memorandum, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated in the Final Memorandum. The selected and summary financial and statistical data included or incorporated by reference in the Final Memorandum present fairly the information shown therein and have been compiled on a basis consistent with the audited and unaudited financial statements presented therein. All pro forma adjustments made by the Company with respect to the Pro Forma Combined Financial Information included in or incorporated by reference into the Final Memorandum have been based upon assumptions believed by the Company to be reasonable, have been properly applied to the historical amounts in the compilation of the Pro Forma Combined Financial Information and comply with the applicable accounting requirements of Rule 11-02 of Regulation S-X.

     (j) Subsequent to the respective dates as of which information is given in the Final Memorandum, there has not been (i) any material adverse change in the business, properties or assets described or referred to in the Final Memorandum or in the condition (financial or otherwise) earnings, operations or business of the Company and its subsidiaries considered as one enterprise or any change which would adversely affect the power or ability of the Company to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Notes, (ii) any transaction which is material to the Company and its subsidiaries considered as one enterprise, except transactions in the ordinary course of business, (iii) any obligation, direct or contingent, incurred by the Company or any of its subsidiaries which is material to the Company and its subsidiaries considered as one enterprise, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of the Company or any of its subsidiaries, which is material to the Company and its subsidiaries considered as one enterprise, except for the issuance of the Notes pursuant hereto and except as set forth in the Final Memorandum, (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its subsidiaries or (vi) any loss or damage (whether or not insured) to the property of the Company or any of its subsidiaries which has been sustained or will have been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise.

     (k) Except as set forth in the Final Memorandum, (i) each of the Company and its subsidiaries has good and marketable title to all properties and assets described in the Final Memorandum as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company and its subsidiaries considered as one enterprise, (ii) the agreements to which the Company or any of its subsidiaries is a party or by which their properties are bound described in the Final Memorandum (or included as exhibits to filings made with the Commission or which would be required to be filed as an exhibit to an Annual Report on Form 10-K if such Annual Report was now required to be filed (collectively, "Material Contracts"), are valid agreements, enforceable by the Company and its subsidiaries (as applicable) in accordance with their respective terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles and, to the best knowledge of the Company, the other contracting party or parties thereto are not in material breach or material default under any such agreements, and (iii) the Company and its subsidiaries have valid and enforceable leases for the properties described in the Final Memorandum as leased by them, other than such as are not material to the business of the Company and its subsidiaries considered as one enterprise and except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. Except as set forth in the Final Memorandum, the Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted.

     (l) Each of the Company and its subsidiaries has timely filed all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown thereon as due, and there is no tax deficiency that has been or, to the Company's knowledge, might be asserted against the Company or any of its subsidiaries other than in each instance such as would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise. All tax liabilities are adequately provided for on the books of the Company and its subsidiaries, except for such liabilities which would not, individually or in the aggregate, have a material adverse effect on the condition

(financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise.

     (m) The Company and its Significant Subsidiaries maintain insurance with insurers of recognized financial responsibility of the types and in the amounts generally deemed adequate for their respective businesses including, but not limited to, insurance covering real and personal property owned or leased by the Company or its Significant Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise.

     (n) To the best of the Company's knowledge, no labor disturbance by the employees of the Company or any of its subsidiaries exists or is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal customers or suppliers that might be expected to result in any material adverse change in the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise. No collective bargaining agreement exists with any of the Company's employees and, to the Company's knowledge, no such agreement is imminent.

     (o) Each of the Company and its subsidiaries owns or possesses adequate rights to use all material patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names and copyrights ("Intellectual Property") described or referred to in the Final Memorandum as owned or used by it or which are necessary for the conduct of its businesses as described in the Final Memorandum; the expiration of any Intellectual Property would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise; except as set forth in the Final Memorandum, the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of the Company by others with respect to any Intellectual Property; except as set forth in the Final Memorandum, the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of others with respect to any Intellectual Property which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of its Intellectual Property.

     (p) Except as set forth in the proxy statement for the Company's 1997 Annual Meeting, there are no material outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or its subsidiaries by the Company to or for the benefit of any of the executive officers or directors of the Company or its subsidiaries or any of the members of the families of any of them.

     (q) Neither the Company nor any of its subsidiaries has been advised, or has reason to believe, that it is not conducting its business in conformity with all applicable laws, rules and regulations of each jurisdiction in which it is conducting business, except where the failure to be so in compliance would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise. The Company and its subsidiaries have all licenses, certificates, authorizations, approvals, permits, franchises or consents from governmental authorities which are necessary to the conduct of their businesses as described in the Final Memorandum, except where the failure to so have would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise. The Company and its subsidiaries have fulfilled and performed, all of their obligations with respect to any such licenses, certificates, authorizations, approvals, permits, and franchises and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any impairment of the rights of the holder thereof, except to the extent that any such revocation, termination or impairment would not have a material adverse effect on the condition (financial or otherwise), results of operations or business of the Company and the subsidiaries considered as one enterprise, and except as set forth in the Final Memorandum, no such licenses, certificates, authorizations, approvals, permits or franchises contain any restrictions that have or may have a material adverse effect on the condition (financial or otherwise), results of operations or business of the Company and its subsidiaries considered as one enterprise. The Company and its subsidiaries are not aware of any existing or imminent matter which may materially and adversely impact their operations or business other than as disclosed in the Final Memorandum.

     (r) The Company and its subsidiaries have complied and will comply in all material respects with wage and hour determinations issued by the U.S. Department of Labor under the Service Contract Act of 1965 and the Fair Labor Standards Act in paying its employees' salaries, fringe benefits, and other compensation for the performance of work of other duties in connection with contracts with the U.S. government, and have complied and will comply in all material respects with the requirements of the Americans with Disabilities Act of 1990, the Family and Medical Leave Act of 1993, the Employee Retirement Income Security Act, the Civil Rights Act of 1964 (Title VII), as amended, the Age Discrimination in Employment Act and state labor laws, except where the failure to comply with any such requirements has not, and will not, have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise. The Company and its subsidiaries have complied with the terms of all certifications and representations made to the U.S. government in connection with the submission of any bid or proposal or any contract and with their obligations under their agreements and contracts with the U.S. government and agencies thereof, except for such noncompliance which would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise.

     (s) The Company and its subsidiaries have obtained all required permits, licenses, and other authorizations, if any, which are required under federal, state, regional, county, local and foreign statutes, codes, ordinances and other laws relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases, spilling, injecting, leaching, or disposing into the environment or threatened releases of pollutants, contaminants, chemicals, or industrial, hazardous, or toxic materials or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface, or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, discharge into the environment, transport, or handling of pollutants, contaminants, chemicals, or industrial, hazardous, toxic materials or wastes, or infectious materials or wastes, or any regulation, rule, code, plan, order, decree, judgment, injunction, notice, or demand letter issued, entered, promulgated, or approved thereunder ("Environmental Laws") except for such permits, licenses, and other authorizations, which if not obtained by the Company or the subsidiaries will not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise. The Company and its subsidiaries are in compliance with all terms and conditions of all required permits, licenses, and authorizations, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables contained in the Environmental Laws except for such noncompliance which does not and will not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise. There is no pending or, to the best knowledge of the Company, threatened civil or criminal litigation, notice of violation, warning letter, or administrative proceeding relating in any way to the Environmental Laws (including, without limitation, notices, demand letters, or claims under the Medical Waste Tracking Act of 1988, the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), as amended by the Superfund Amendments Reauthorization Act of 1986 ("SARA"), the Toxic Substances Control Act of 1976, the Emergency Planning and Community Right-to-Know Act of 1986, the Clean Water Act of 1972, and the Clear Air Act of 1966, all as amended, and similar foreign, state, or local laws) involving the Company or any of its subsidiaries. There have not been and there are not any past or present events, conditions, circumstances, activities, practices, incidents, actions, or plans which could reasonably be expected to interfere with or prevent continued compliance, or which could reasonably be expected to give rise to any common law or legal liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study, or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, arrangement for disposal, transport, environment, of any pollutant, contaminant, chemical, or industrial, hazardous, or toxic material or waste, including, without limitation, any liability arising, or any claim, action, demand, suit, proceeding, hearing, study, or investigation which could reasonably be expected to be brought, under RCRA, CERCLA, SARA, or similar foreign, state, regional, county, or local laws which could have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise; provided that no representation is made as to the effect, if any, of amendments to the statutes and regulations referenced in this sentence which are adopted after the date as of which this representation is made.

     (t) The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on the Nasdaq National Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or the National Association of Securities Dealers, Inc. ("NASD") is contemplating terminating such registration or listing.

     (u) The Firm Notes and Option Notes satisfy the requirements set forth in Rule 144A(d)(3) under the Act for securities to be eligible for trading pursuant to Rule 144A.

     (v) None of the Company, its affiliates (as defined in Rule 501(b) of Regulation D under the Act, an "Affiliate") or any person acting on its or their behalf has engaged or will engage in any directed selling efforts (as that term is defined in Regulation S under the Act ("Regulation S")) with respect to any of the Notes, and the Company and its Affiliates and any person acting on its or their behalf have complied and will comply with the offering restriction requirements of Regulation S.

     (w) Neither the Company nor any Affiliate of the Company, directly or through any agent or any person acting on its or their behalf, (i) has sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, or will sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) which is or will be integrated with the sale of the Notes under Rule 502(a) of Regulation D under the Act in a manner that would require the registration under the Act of the Notes, or (ii) has engaged or will engage in any form of general solicitation or general advertising (as those terms are used in Rule 502(c) of Regulation D under the Act) in connection with the offering of the Notes, or (iii) has engaged or will engage in any manner in a public offering in connection with the sale of the Notes within the meaning of Section 4(2) of the Act (assuming, with respect to (ii) and (iii), the accuracy and completeness of the Initial Purchasers' representations, warranties and agreements in Sections 3(d) and 3(e) hereof).

     (x) It is not necessary in connection with the offer, sale and delivery of any of the Notes to the Initial Purchasers in the manner contemplated by this Agreement to register any of the Notes or the Underlying Securities under the Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

     (y) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

     (z) The Company has not paid or agreed to pay to any person any compensation in connection with the solicitation of any person to purchase any Notes except as contemplated by this Agreement.

     (aa) Neither the Company nor any of its Affiliates has taken or will take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Notes or of the Common Stock of the Company to facilitate the sale or resale of any of the Notes.

     (bb) Neither the Company nor any of its subsidiaries has at any time during the last five (5) years (i) made any unlawful contribution to any candidate for foreign office or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

     (cc) None of the Company or its subsidiaries or any agent thereof acting on their behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Notes to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R.
Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

     (dd) To the best knowledge of the Company, the present fair saleable value of the assets of the Company exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company as they become absolute and matured; the assets of the Company do not constitute unreasonably small capital to carry out its businesses as conducted or as proposed to be conducted, including the capital needs of the Company, taking into account the projected capital requirements and capital availability of the Company; the Company does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature; upon the issuance of the Notes and the application of the proceeds thereof as contemplated by the Final Memorandum, the present fair saleable value of the assets of the Company will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company as they become absolute and matured; the assets of the Company, upon the issuance of the Notes and the application of the proceeds thereof as contemplated by the Final Memorandum, will not constitute unreasonably small capital to carry out its businesses as conducted or as proposed to be conducted, including the capital needs of the Company, taking into account the projected capital requirements and capital availability of the Company.

     (ee) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (ff) The Company has complied and will comply with all provisions of Florida Statutes Section 517.075 and the regulations thereunder, relating to issuers doing business with Cuba.

     (gg) Each executive officer and director of the Company has agreed in writing that such person will not, for a period from the date hereof through and including August 14, 1997 (the "Lock-up Period"), offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "Disposition") any shares of Common Stock, any options or warrants to purchase any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock (collectively, "Company Securities") now owned or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition, otherwise than (i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction, (ii) as a distribution to limited partners or shareholders of such person, provided that the distributees thereof agree in writing to be bound by the terms of this restriction, or (iii) with the prior written consent of Robertson, Stephens & Company LLC. The foregoing restrictions have been expressly agreed to preclude the holder of the Company Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Company Securities during the Lock-up Period, even if such Company Securities would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Company Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Company Securities. Furthermore, such person has also agreed and consented to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Company Securities held by such person except in compliance with this restriction. The Company has provided to counsel for the Initial Purchasers a complete and accurate list of its "affiliates" (as defined under Rule 144 of the Rule and Regulations) and the number and type of securities held by each such affiliate. The Company has provided to counsel for the Initial Purchasers true, accurate and complete copies of all of the agreements pursuant to which its executive officers, directors and shareholders have agreed to such or similar restrictions (the "Lock-up Agreements") presently in effect or effected hereby. The Company hereby represents and warrants that it will not release any of its officers or directors from any Lock-up Agreements currently existing or hereafter effected without the prior written consent of Robertson, Stephens & Company LLC. In addition each officer and director of the Company, each other "affiliate" (as defined under Rule 144 of the Rules and Regulations) of the Company and each "affiliate" (as defined under Rule 144 of the Rules and Regulations) of each of the foregoing has agreed in writing not to purchase any of the Securities, other than Securities that have been or are being sold in a transaction registered under the Act or in any other transaction as a result of which such person receives Securities without any restrictive legends, directly or indirectly, until after two years following the later to occur of the Closing Date or the latest Option Closing Date, if any. In connection with the foregoing, the Company will use its best efforts to secure the agreement of any person who becomes an "affiliate" (as defined under Rule 144 of the Rules and Regulations) of the Company after the effective date of this Agreement that they will not purchase any of the Securities, other than Securities that have been or are being sold in a transaction registered under the Act or in any other transaction as a result of which such person receives Securities without any restrictive legends, until after two years following the later to occur of the Closing Date or the latest Option Closing Date, if any, which steps shall include securing a written agreement that they will not purchase any of the Securities other than Securities that have been or are being registered under the Act or in any other transaction as a result of which such person receives Securities without any restrictive legends until after two years following the later to occur of the Closing Date or the latest Option Closing Date, the imposition of appropriate restrictive legends and the removal of any such Securities from DTC and trading in PORTAL.

3.   Offering, Purchase, Sale and Delivery of Firm Notes and Option Notes.
     --------------------------------------------------------------------

     (a) You have advised the Company that you have made and will make an offering of the Firm Notes and Option Notes purchased by you hereunder on the terms to be set forth in the Final Memorandum and in this Agreement, as soon after this Agreement is entered into as in your judgment is advisable.

     (b) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, the principal amount of Firm Notes set forth opposite the name of such Initial Purchaser on Schedule A
                                                                    ----------
hereto at a purchase price of 97% of the principal amount thereof (the "Purchase Price") plus accrued interest, if any, from June 30, 1997 to the date of payment and delivery.

     Delivery of definitive certificates for the Firm Notes to be purchased by the Initial Purchasers pursuant to this Section 3 shall be made against payment of the Purchase Price therefor by the Initial Purchasers by wire transfer, payable to the order of the Company in Federal (same day) funds at the offices of Alston & Bird LLP, One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia 30309 (or at such other place as may be agreed upon among the Initial Purchasers and the Company), at 10:00 A.M., Atlanta time (a) if this Agreement is executed and delivered before 4:30 p.m. Atlanta time, on the third (3rd) full business day following the first day that Notes are traded, (b) if this Agreement is executed and delivered after 4:30 p.m., Atlanta time, the fourth
(4th) full business day following the day that this Agreement is executed and delivered or (c) at such other time and date not later than seven (7) full business days following the first day that Notes are traded as the Initial Purchasers and the Company may determine (or at such time and date to which payment and delivery shall have been postponed pursuant to Section 10 hereof), such time and date of payment and delivery being herein called the "Closing Date." The certificates (including one or more global certificates), if any, for the Firm Notes to be so delivered will be made available to you at such office or at such other location including, without limitation, in New York City, as you may reasonably request for checking at least one full business day prior to the Closing Date and will be in such names and denominations as you may request, such request to be made at least two full business days prior to the Closing Date. To the extent that the Initial Purchasers so elect, delivery of the Firm Notes held in global certificates may be made by credit through full fast transfer to the accounts at the Depository Trust Company ("DTC") designated by the Initial Purchasers.

     (c) The information set forth in the last paragraph on the cover page of the Final Memorandum, in the paragraph immediately following the Table of Contents on page 3 of Final Memorandum and in the table of Initial Purchasers and the sixth, eighth, eleventh, twelfth and thirteenth paragraphs under the caption "Plan of Distribution" in the Final Memorandum (in each case, insofar as such information relates to the Initial Purchasers) constitutes the only information furnished by the Initial Purchasers to the Company for inclusion in the Final Memorandum, and you represent and warrant to the Company that the statements made therein are true and correct and do not fail to state any material fact necessary in order to make such statements, in light of the circumstances in which made, not misleading.

     (d) Each Initial Purchaser severally represents and warrants that such Initial Purchaser is an accredited investor as defined in Rule 501(a)(1), (2),
(3) or (7) of Regulation D under the Act (an "Institutional Accredited Investor"). Each Initial Purchaser severally agrees with the Company that (a) it has not solicited and will not solicit offers for, or offer or sell, any Notes by any form of general solicitation or general advertising (as those terms are used in Rule 502(c) of Regulation D under the Act) or engage in any manner in a public offering in connection with the sale of the Notes within the meaning of
Section 4(2) of the Act (assuming the accuracy and completeness of the Company's representations, warranties and compliance with its agreements in Sections 2(v),

2(w), 4(e), 4(f) and 4(i) hereof), and (b) it has solicited and will solicit offers for the Notes only from, and has offered and will offer and sell the Notes only to, persons that it reasonably believes to be (A) in the case of offers or sales inside the United States, either (i) qualified institutional buyers, as defined in Rule 144A(a)(1) under the Act ("QIBs"), or (ii) other Institutional Accredited Investors (provided that each such other Institutional Accredited Investor, prior to its purchase of the Firm Notes and the Option Notes, shall have delivered to the Initial Purchasers a letter containing the representations and agreements set forth in Annex A to the Final Memorandum) and
(B) in the case of offers or sales outside the United States, either (i) persons described in clause (A) above, (ii) persons other than U.S. persons (as such term is defined in Rule 902(o) of Regulation S under the Act), or (iii) a distributor (as such term is defined in Rule 902(c) of Regulation S under the Act) that has represented and agreed as set forth in Section 3(d), 3(e) and 3(f) hereof as if the provisions of such sections applied to such distributor rather than to each Initial Purchaser.

     (e) Each Initial Purchaser severally agrees that neither it, its Affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S under the Act) with respect to any Notes, and such Initial Purchaser, its Affiliates and any such persons have complied and will comply with the offering restrictions requirement of Regulation S under the Act.

     (f) Each Initial Purchaser severally represents, warrants, and agrees with respect to offers and sales outside the United States that such Initial Purchaser has (A) not offered or sold, and will not offer or sell in the United Kingdom by means of any document any Notes other than to persons whose ordinary business it is to buy and sell shares or notes, whether as a principal or agent, or in circumstances which do not constitute an offer to the public within the meaning of the Public Offers of Securities Regulations 1995 ("Regulations"),
(B) complied and will comply with all applicable provisions of the Financial Services Act 1986 of Great Britain and the Regulations with respect to the Notes in, from or otherwise involving the United Kingdom, and (C) only issued or passed on and will only issue and pass on to any persons in the United Kingdom any document received by it in connection with the issue of the Notes if that person is of a kind described in Article 11(d) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 of Great Britain.

4.   Further Agreements of the Company.  The Company agrees with the Initial
     ---------------------------------
Purchasers that:

     (a) If, during such period after the date hereof and prior to the date on which all of the Notes shall have been sold by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary in your judgment to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when such Final Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of your counsel, it is necessary to amend or supplement such Final Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to you either amendments or supplements to such Final Memorandum so that the statements in such Final Memorandum as so amended or supplemented will not, in the light of the circumstances when such Final Memorandum is delivered to a purchaser, be misleading or so that such Final Memorandum, as so amended or supplemented, will comply with applicable law.

     (b) Before amending or supplementing the Final Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.

     (c) The Company will use its best efforts to qualify the Securities for sale under the securities or Blue Sky laws of such jurisdictions in the United States as you may designate and to continue such qualifications in effect for so long as may be required for purposes of the distribution of the Securities, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction in which it is not otherwise required to be so qualified or to so execute a general consent to service of process. In each jurisdiction in which the Securities shall have been qualified as above provided, the Company will make and file such statements and reports in each year as are or may be reasonably required by the laws of such jurisdiction.

     (d) The Company will furnish to you, (i) as soon as available, copies of the Preliminary Memorandum and (ii) as soon as available, and in no event later than the first (1st) full business day following the first day that the Notes are traded, copies of the Final Memorandum, any documents incorporated by reference therein and any amendments or supplements to such documents, all in such quantities as you may from time to time reasonably request until all of the Notes shall have been sold by the Initial Purchasers.

     (e) Neither the Company nor any Affiliate has sold, offered for sale or solicited offers to buy or otherwise negotiated in respect of any security (as defined in the Act) or will do any of the foregoing which could be integrated with the sale of any of the Notes under Rule 502(a) of Regulation D under the Act in a manner which would require the registration under the Act of such Notes.

     (f) Neither the Company nor any Affiliate has solicited or will solicit any offer to buy or offer or sell any of the Notes by means of any form of general solicitation or general advertising (as those terms are used in Rule 502(c) of Regulation D under the Act) or has engaged or will engage in any manner in a public offering in connection with the sale of the Notes within the meaning of
Section 4(2) of the Act.

     (g) To the extent that any Securities remain outstanding and are "restricted securities" within the meaning of Rule 144 under the Act, during the two year period following the Closing Date (or, if later, the Option Closing
Date) and during the two-year period following the sale of any such Security by an Affiliate of the Company (for purposes of this Section 4(g) only, as such term is defined in Rule 144(a)(1) under the Act), the Company will make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Act, unless the Company is then subject to and in compliance with Section 13 or 15(d) of the Exchange Act.

     (h) The Company will use its best efforts to permit the Notes to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market and to permit the Notes to be eligible for clearance and settlement through DTC.

     (i) None of the Company, its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers) have engaged or will engage in any directed selling efforts (as that term is defined in Regulation S under the Act) with respect to any of the Notes, and the Company and its Affiliates and each person acting on its or their behalf (other than the Initial Purchasers) will comply with the offering requirements of Regulation S under the Act.

     (j) If the transactions contemplated hereby are not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed hereunder or to fulfill any condition of the Initial Purchasers' obligations hereunder, or if the Company shall terminate the Agreement under Section 11(a) or if the Initial Purchasers shall terminate this Agreement under Section 11(b)(i), the Company will reimburse the Initial Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel for the Initial Purchasers) incurred by the Initial Purchasers in investigating, preparing to market or marketing the Notes.

     (k) During the Lock-up Period, the Company will not, without the prior written consent of Robertson, Stephens & Company LLC effect a Disposition of, directly or indirectly, any Company Securities other than: (i) the sale of the Notes and Underlying Securities hereunder or (ii) the Company's grant of options to purchase Common Stock or issuance of Common Stock under the Company's stock option plan described in the Final Memorandum.

     (l) The Company will at all times reserve and keep available, free of any preemptive rights, co-sale rights, registration rights, rights of first refusal or other rights to subscribe for or purchase securities out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of the Notes into Common Stock, the full number of shares of Common Stock issuable upon the conversion of all outstanding Notes.

     (m) The Company will apply the proceeds from the sale of the Notes as set forth under "Use of Proceeds" in the Final Memorandum.

     (n) The Company will ensure that each certificate representing any Notes bears the legend required by the Indentures, if any.

     (o) The Company will ensure that each stock certificate representing Underlying Securities bears the legend required by the Indenture, if any.

     (p) Until such time as all of the restrictive legends required to be placed on the Securities pursuant to the Indenture have been removed or are removable, neither the Company nor any of its Affiliates will purchase any of the Securities, other than, in the case of the Company, Securities which upon such purchase are canceled and not reissued. For purposes of this Section 4(p), the term "Affiliate" shall mean the definition of such term in Rule 144(a) (1) under the Securities Act.

     (q) In connection with any disposition of Securities pursuant to a transaction made in compliance with applicable state securities laws and (i) satisfying the requirements of Rule 144(k) under the Act, (ii) satisfying the requirements of Rule 904 of Regulation S under the Act in the case of the Underlying Securities, (iii) made pursuant to an effective registration statement under the Act or (iv) disposed of in any other transaction that does not require registration under the Act, the Company will reissue certificates evidencing such Securities without the legends referred to in Section 4(n) or 4(o) hereof (provided, in the case of a transaction specified in clause (iv) above, that the legal opinion referred to therein supports the removal of such legends).

     (r) The Company agrees to comply with all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Notes by DTC for "book entry" transfer.

5.   Expenses.
     --------

     (a) The Company agrees with each Initial Purchaser that:

         (i) The Company will pay and bear all costs and expenses in connection with the preparation and printing of the Preliminary Memorandum and Final Memorandum (including financial statements, schedules and exhibits) and any amendments or supplements thereto; the issuance and delivery of the Firm
Notes and the Option Notes hereunder to the Initial Purchasers, including transfer taxes, if any, the cost of all certificates (including one or more global certificates) representing the Notes and Transfer Agents' and Registrars' fees; the fees and disbursements of counsel for the Company;
all fees and other charges of the Company's independent public auditors;
the cost of furnishing to the Initial Purchasers copies of the Memorandum

(including appropriate exhibits, if any), and any amendments or supplements to any of the foregoing; and the cost of qualifying the Notes under the laws of such jurisdictions as you may designate (including filing fees and fees and disbursements of Initial Purchasers' counsel in connection with such Blue Sky qualifications); the fees and expenses of the Trustee and Trustee's counsel in connection with the Indenture and the Notes; the fees and expenses, if any, incurred in connection with the admission of such Notes for trading in the PORTAL Market and for clearance and settlement through DTC, and all other expenses directly incurred by the Company in connection with the performance of its obligations hereunder.

         (ii) In addition to its other obligations under Section 8(a), the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in Section 8(a), it will reimburse the Initial Purchasers on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse the Initial Purchasers for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Initial Purchasers shall promptly refund it to the Company together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) listed from time to time in the Wall Street Journal which represents the base rate on corporate loans posted by the substantial majority of the nation's 30 largest banks (the "Prime Rate"). Any such interim reimbursement payments which are not made to the Initial Purchasers within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

     (b) In addition to its other obligations under Section 8(b), each Initial Purchaser severally agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in
Section 8(b), it will reimburse the Company on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Initial Purchasers' obligation to reimburse the Company for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company shall promptly refund it to the Initial Purchasers together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Initial Purchasers within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

     (c) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in Sections 5(a)(ii) and 5(b) hereof, including the amounts of any requested reimbursement payments, the method of determining such amounts and the basis on which such amounts shall be apportioned among the indemnifying parties, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of the New York Stock Exchange, Inc. or pursuant to the Code of Arbitration Procedure of the National Association of Securities Dealers, Inc. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Any such arbitration will be limited to the operation of the interim reimbursement provisions contained in Sections 5(a)(ii) and 5(b) hereof and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for expenses which is created by the provisions of Sections 8(a) and 8(b) hereof or the obligation to contribute expenses which is created by the provisions of
Section 8(d).

6.   Conditions of Initial Purchasers' Obligations.  The obligations of the
     ---------------------------------------------
Initial Purchasers to purchase and pay for the Firm Notes and Option Notes as provided herein, shall be subject to the accuracy, as of the date hereof and the Closing Date or the applicable Option Closing Date, as the case may be, of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

     (a) Prior to the Closing Date or the applicable Option Closing Date, as the case may be, there shall not have occurred any change, or any development involving a prospective change, in the properties or assets of the Company described in the Final Memorandum or, in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise, from that set forth in the Preliminary Memorandum that, in your sole judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Firm Notes or Option Notes on the terms and in the manner contemplated in the Final Memorandum.

     (b) All corporate proceedings and other legal matters in connection with this Agreement, the Registration Rights Agreement, the Indenture, the form of Preliminary Memorandum and Final Memorandum, and the authorization, issue, sale and delivery of the Firm Notes and the Option Notes shall have been satisfactory to Initial Purchasers' counsel, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this Section 6.

     (c) You shall have received on the Closing Date or on the applicable Option Closing Date, as the case may be, of Alston & Bird LLP, counsel for the Company and the subsidiaries, dated the Closing Date or the applicable Option Closing Date, as the case may be, addressed to the Initial Purchasers to the effect that:

         (A) The Company and each of the Significant Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

         (B) The Company and each Significant Subsidiary has the corporate power to own, lease and operate its properties and to conduct its business as described in the Final Memorandum;

         (C) The Company and each Significant Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each of the jurisdictions to be listed on a schedule attached to the opinion of such counsel which shall be reasonably acceptable to counsel to the Initial Purchasers. To such counsel's knowledge, the Company does not own or control, directly or indirectly, any corporation, association or other entities other than the subsidiaries listed on Schedule B;
                       ----------
         (D) The authorized, issued and outstanding capital stock of the Company is as set forth in the Final Memorandum under the title "Capitalization" as of the dates stated therein; the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable, and have not been issued in violation of any preemptive right under the Company's articles of incorporation or bylaws, co-sale right, registration right, right of first refusal or any other right to subscribe for or purchase securities;

         (E) The certificates for the Notes as delivered to the Initial Purchasers and the certificates representing the Underlying Securities to be delivered upon the conversion of the Notes are in due and proper form; the Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered and paid for in accordance with the terms of this Agreement, will

     (x) constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally or by equitable principles of general applicability; and (y) be entitled to the benefits of the Indenture; all of the shares of Underlying Securities initially issuable upon conversion of the Notes have been duly authorized and reserved for issuance upon conversion of the Notes and, when issued in accordance with the terms of the Indenture, will be validly issued, fully paid and non-assessable and will not have been issued in violation of any preemptive right under the Company's articles of incorporation or bylaws, co-sale right, registration right, right of first refusal or any other right to subscribe for or purchase securities; the shareholders of the Company have no preemptive rights, co-sale rights, registration rights, rights of first refusal or any other rights to subscribe for or purchase securities which are applicable to the issue, sale or resale of any of the Securities, other than such rights as have been waived prior to the date of this opinion and other than "piggy-back" registration rights as described under the caption "Description of Capital Stock" in the Final Memorandum;

         (F) The Company has corporate power and authority to enter into this Agreement, the Indenture, the Registration Rights Agreement and the Notes, to issue, sell and deliver to the Initial Purchasers the Notes to be issued and sold by it hereunder and to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement and the Notes;

         (G) This Agreement, the Indenture, and the Registration Rights Agreement have been duly authorized by all necessary corporate action on the part of the Company and have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by you and the Trustee, as applicable, each is a valid and binding agreement of the Company enforceable in accordance with its respective terms, except, in the case of this Agreement and the Registration Rights Agreement, insofar as the indemnification, contribution and waiver provisions thereof may be limited by applicable law, equitable principles or public policy and except with respect to all such agreements, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the creditors' rights generally or by general equitable principles;

         (H) The terms and provisions of the capital stock of the Company and the terms and provisions of the Notes and Indenture conform in all material respects to the description thereof contained in the Final Memorandum;

         (I) The statements in the Final Memorandum under the captions "Description of Notes," "Description of Capital Stock," "Certain Federal Income Tax Considerations," "Business -- Legal Proceedings," "Business -- Government Regulation" and "Transfer Restrictions," "Voice-Tel
     Acquisitions -- Proprietary Rights," "Voice-Tel Acquisitions --
     Legal Proceedings," insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, have been reviewed by such counsel and fairly present the information which would be called for if such statements were made in a registration statement on Form S-1 with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

         (J) The descriptions in the Final Memorandum of the articles of incorporation and bylaws of the Company and of statutes and contracts are accurate in all material respects;

         (K) The execution and delivery by the Company of, and performance of its obligations under, this Agreement, the Indenture, the Registration Rights Agreement and the Notes and the consummation of the transactions provided for herein and therein (other than performance of the Company's indemnification and contribution obligations hereunder and under the Registration Rights Agreement, concerning which no opinion need be expressed) do not and will not (a) result in any violation of the Company's articles of incorporation or bylaws, or (b) conflict with or result in the breach or violation of any of the terms and provisions, or constitute a default under, any of the Material Contracts or the agreements listed in Section 6(i) of this Agreement, or any applicable statute, rule or regulation or, to such counsel's knowledge, any order, writ or decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries, or over any of their properties or operations; provided however, that no opinion need be rendered concerning state securities or Blue Sky laws;

      (L) No authorization, approval or consent of any federal, Georgia or Delaware governmental authority or agency is necessary in connection with the consummation of the transactions contemplated by this Agreement, the Indenture, the Registration Rights Agreement and the Notes, except such as have been obtained under the Act or such as may be required under state or other securities or Blue Sky laws in connection with the purchase and the distribution of the Notes by the Initial Purchasers;

      (M) To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened against the Company or any of its subsidiaries which are of the type that would be required to be disclosed in an Annual Report on Form 10-K for the Company (if filed at the date of such opinion) other than proceedings fairly summarized in all material respects in the Final Memorandum;

      (N) To such counsel's knowledge and except as specifically described in the Final Memorandum, neither the Company nor any of its subsidiaries is presently (a) in material violation of its respective charter or bylaws, or (b) in breach of any material applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any material order, writ or decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries, or over any of their properties or operations;

      (O) The Firm Notes or Option Notes, as the case may be, satisfy the requirements set forth in Rule 144A(d)(3) under the Act for securities to be eligible for trading pursuant to Rule 144A;

      (P) Each document incorporated by reference in the Final Memorandum (except for financial statements, supporting schedules and other financial and statistical data derived therefrom as to which such counsel need not express any opinion), when filed with the Commission complied as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder;

      (Q) Based upon the representations, warranties and agreements of the Company in Sections 2(v), 2(w), 4(e), 4(f) and 4(i) of this Agreement, and of the Initial Purchasers in Sections 3(d) and 3(e) of this Agreement, it is not necessary in connection with the offer, sale and delivery of the Firm Notes and Option Notes to the Initial Purchasers under this Agreement or in connection with the initial resale of such Firm Notes and Option Notes by the Initial Purchasers in accordance with Section 3 of this Agreement to register the Notes under the Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended;

      (R) The Company is not an "investment company" or an entity "controlled" by an "investment company" within the meaning of the 1940 Act;

      (S) To such counsel's knowledge, except as set forth in the Final Memorandum, no holders of Common Stock or other securities of the Company have registration rights with respect to securities of the Company; and

         (T) The statements in the Final Memorandum under the captions "Voice-Tel Acquisitions -- Terms of Acquisition," fairly summarize the matters referred to therein.

     In addition, such counsel shall state that such counsel has participated in conferences with officials and other representatives of the Company, the Initial Purchasers, Initial Purchasers' counsel and the independent certified public accountants of the Company, at which such conferences the contents of the Preliminary Memorandum and the Final Memorandum and related matters were discussed, and although they have not verified the accuracy or completeness of the statements contained in the Final Memorandum, nothing has come to the attention of such counsel which leads them to believe that, on the date of the Final Memorandum and at all times subsequent thereto up to and on the Closing Date or the applicable Option Closing Date, as the case may be, the Final Memorandum contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel will express no opinion with respect to the financial statements, including supporting schedules and other financial and statistical information derived therefrom).

     Counsel rendering the foregoing opinion may rely as to questions of law not involving the laws of the United States or the States of Georgia or Delaware upon opinions of local counsel, and as to questions of fact upon representations or certificates of officers of the Company, and of government officials, in which case their opinion is to state that they are so relying and that they have no knowledge of any material misstatement or inaccuracy in such opinions, representations or certificate. Copies of any opinion, representation or certificate so relied upon shall be delivered to you and to Initial Purchasers' counsel.

     (d) You shall have received on the Closing Date or on the applicable Option Closing Date, as the case may be, an opinion of Wilson Sonsini Goodrich & Rosati, P.C., in form and substance satisfactory to you, with respect to the sufficiency of all such corporate proceedings and other legal matters relating to this Agreement, the Indenture, the Registration Rights Agreement, the Notes and the Underlying Securities and the transactions contemplated hereby and thereby as you may reasonably require, and the Company shall have furnished to such counsel such documents as they may have requested for the purpose of enabling them to pass upon such matters.

     (e) You shall have received on the Closing Date or on the applicable Option Closing Date, as the case may be, a letter from Arthur Anderson LLP addressed to the Initial Purchasers, dated the Closing Date or the applicable Option Closing Date, as the case may be, confirming that they are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the Rules and Regulations and based upon the procedures described in their letter delivered to you concurrently with the execution of this Agreement (herein called the "Original Letter"), but carried out to a date not more than five business days prior to the Closing Date or the applicable Option Closing Date, as the case may be, (i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of the Closing Date or the applicable Option Closing Date, as the case may be; and
(ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter which are necessary to reflect any changes in the facts described in the Original Letter since the date of such letter, or to reflect the availability of more recent financial statements, data or information. The letter shall not disclose any change or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries which, in your sole judgment makes it impracticable or inadvisable to proceed with the sale of the Firm Notes and the Option Notes as contemplated by the Memorandum. The Original Letter from Arthur Anderson LLP shall be addressed to or for the use of the Initial Purchasers in form and substance satisfactory to the Initial Purchasers and shall (i) represent, to the extent true, that they are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable Rules and Regulations, (ii) set forth their opinion with respect to their examination of the consolidated balance sheets of the Company as of December 31, 1995 and 1996 and related consolidated statements of operations, shareholders' equity, and cash flows for the nine months ended December 31, 1994 and the twelve months ended December 31, 1995 and 1996, (iii) set forth their opinion with respect to their examination of the balance sheets of VTE, VTN and the Significant Franchisees (as such terms are defined in the Final Memorandum) and the related consolidated statements of operations, shareholders' equity, and cash flows as of and for the periods incorporated by reference into the Final Memorandum, (iv) state that Arthur Anderson LLP has performed the procedures set out in the Statement on Auditing Standards No. 71 ("SAS 71") for a review of interim financial information as of and for the three month periods ended March 31, 1994, 1996 and 1997 for the Company (the "Interim Financial Statements"), (v) state that in the course of such review, nothing came to their attention that leads them to believe that any material modifications need to be made to any of the Interim Financial Statements in order for them to be in compliance with generally accepted accounting principles consistently applied, (vi) state that nothing came to their attention that caused them to believe that the pro forma financial statements included or incorporated by reference in the Final Memorandum do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements, and
(v) address other matters agreed upon by Arthur Anderson LLP and you.

     (f) You shall have received on the Closing Date or on the applicable Option Closing Date, as the case may be, a certificate of the Company, dated the Closing Date or the applicable Option Closing Date, as the case may be, signed on behalf of the Company by the President and the Senior Vice President of Finance and Legal of the Company, to the effect that, and you shall be satisfied that:

         (i) The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Date or the applicable Option Closing Date, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or the applicable Option Closing Date, as the case may be;

         (ii) As of the date of this Agreement and at all times subsequent thereto up to the delivery of such certificate, the Final Memorandum did not and does not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which made, not misleading, and, since the date of this Agreement, there has occurred no event necessary to be set forth in an amended or supplemented Final Memorandum in order to make any statements in such Final Memorandum, in light of the circumstances under which made, not misleading, which has not been so set forth; and

         (iii) Subsequent to the respective dates as of which information is given in each Memorandum, there has not been (A) any material adverse change in the business, properties or assets described or referred to in the Final Memorandum or in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise or any change which would adversely affect the power or ability of the Company to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Notes, (B) any transaction which is material to the Company and its subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (C) any obligation, direct or contingent, incurred by the Company or any of its subsidiaries which is material to the Company and its subsidiaries considered as one enterprise, except obligations incurred in the ordinary course of business,
(D) any change in the capital stock or outstanding indebtedness of the Company or any of its subsidiaries which is material to the Company and its subsidiaries considered as one enterprise, except for the issuance of the Notes pursuant hereto, (E) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its subsidiaries, or (F) any loss or damage (whether or not insured) to the property of the Company or any of its subsidiaries which has been sustained or will have been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise.

     (g) The Company shall have executed and delivered to you on the Closing Date the Registration Rights Agreement substantially in the form attached hereto as Schedule E (the "Registration Rights Agreement");
   ----------

     (h) The Company shall have obtained and delivered to you an agreement from each executive officer and director of the Company in writing prior to the date hereof that such person will not, during the Lock-up Period, effect the Disposition of any Company Securities now owned or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition, otherwise than (i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction, (ii) as a distribution to limited partners or shareholders of such person, provided that the distributees thereof agree in writing to be bound by the terms of this restriction, or (iii) with the prior written consent of Robertson, Stephens & Company LLC. The foregoing restrictions shall have been expressly agreed to preclude the holder of the Company Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Company Securities during the Lock-up Period, even if such Company Securities would be disposed of by someone other than the such holder. Such prohibited hedging or other transactions would including, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Company Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Company Securities. Furthermore, such person will have also agreed and consented to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Company Securities held by such person except in compliance with this restriction. The Company shall have also obtained and delivered to you an agreement in writing of each officer and director of the Company, each other "affiliate" (as defined under Rule 144 of the Rules and Regulations) of the Company and each "affiliate" (as defined under Rule 144 of the Rules and Regulations) of each of the foregoing not to purchase any of the Securities, other than Securities that have been or are being sold in a transaction registered under the Act or in any other transaction as a result of which such person receives Securities without any restrictive legends, directly or indirectly, until after two years following the later to occur of the Closing Date or the latest Option Closing Date, if any.

     (i) You shall have received on the Closing Date or on the applicable Option Closing Date, as the case may be, a certificate of the Company, dated the Closing Date or the applicable Option Closing Date, as the case may be, signed on behalf of the Company by the President and Senior Vice President of Finance and Legal of the Company, to the effect that, and you shall be satisfied that:

         (i) The only indentures, mortgages, deeds of trust, loan agreements, bonds, debentures, note agreeents or other evidences of indebtedness (x) to which the Company is a party or by which it is bound or (y) which individually exceed $100,000 and to which any of the Significant Subsidiaries is a party or by which any of them are bound, are as set forth on Schedule F attached hereto
                                                    ----------
(true, correct and complete copies of which have been delivered to counsel for the Initial Purchasers).

         (ii) As of the Closing Date or the applicable Option Closing Date, as the case may be, the Company is not in breach of, or default under the provisions of the agreements and instruments referred to in paragraph (i) above, and the issuance by the Company of $150,000,000 aggregate principal amount of the Notes and the issuance by the Company of an additional $22,500,000 aggregate principal amount of the

Notes, upon the exercise by the Initial Purchasers of their over-allotment option under this Agreement, pursuant to the Indenture and their sale would not result in a breach of, or constitute a default under, the provisions of the agreements and instruments referred to in paragraph (i) above including, without limitation, with respect to the financial covenants in such agreements and instruments. The Company will attach as an exhibit to such certificate the computations demonstrating the compliance of such financial covenants. Such computations have been made in conformity with the provisions of such agreements and instruments, and the terms used in such agreements and instruments, and the terms used in such computations have the meanings assigned thereto in such agreements and instruments.

        (iii) Attached as an exhibit to such certificate are copies of waivers or amendments or consents in respect of the agreements referred to above.

        (iv) To such officers' knowledge (after reasonable inquiry), as of the date of this Agreement, and as of the Closing Date or the applicable Option Closing Date, as the case may be, the Company is not in default under, or in breach of, any of the agreements and instruments referred to in paragraph (i) above, nor does any condition exist which, with the giving of notice or passage of time, would constitute such a default or breach.

     (j) The Company shall have furnished to you such further certificates and documents as you shall reasonably request (including certificates on behalf of the Company by officers of the Company), as to the accuracy of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder and as to the other conditions concurrent and precedent to the obligations of the Initial Purchasers hereunder.

     (k) You shall have received on the Closing Date or on the applicable Option Closing Date, as the case may be, an opinion of Goldberg, Godles, Wiener & Wright, regulatory counsel for the Company and its subsidiaries, dated the Closing Date or the applicable Option Closing Date, as the case may be, addressed to the Initial Purchasers substantially to the effect that:

        (A) The information in the Final Memorandum under the captions "Risk Factors--Regulation" and "Business--Government Regulation" (collectively, the "Regulatory Sections"), to the extent that it constitutes matters of law or legal conclusions, has been review by such counsel and is a fair and accurate summary of such matters and conclusions.

     In addition, such counsel shall state that such counsel has participated in conferences with officers of the Company, Company counsel and counsel for the Initial Purchasers in which the Regulatory Sections of the Final Memorandum were discussed, and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Regulatory Sections of the Final Memorandum (except to the extent provided in the foregoing opinion), nothing has come to the attention of such counsel that leads such counsel to believe that, on the date of the Final Memorandum and at all times subsequent thereto up to and on the Closing Date or the applicable Option Closing Date, as the case may be, the information contained in the Regulatory Sections of the Final Memorandum contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel will express no opinion with respect to the financial statements, including supporting schedules and other financial and statistical information derived therefrom).

     (l) You shall have received on the Closing Date or on the applicable Option Closing Date, as the case may be, an opinion of Kilpatrick Stockton, LLP, intellectual property counsel for the Company and its subsidiaries, dated the Closing Date or the applicable Option Closing Date, as the case may be, addressed to the Initial Purchasers substantially to the effect that:

         (A) The information in the Final Memorandum under the captions "Risk Factors--Limited Protection of Proprietary Technology," "Risk Factors--
Risks of Infringement Claims" and "Business--Proprietary Rights" (collectively, the "Intellectual Property Sections"), to the extent that it constitutes matters of law or legal conclusions, has been review by such counsel and is a fair and accurate summary of such matters and conclusions.

     In addition, such counsel shall state that such counsel has participated in conferences with officers of the Company, Company counsel and counsel for the Initial Purchasers in which the Intellectual Property Sections of the Final Memorandum were discussed, and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Intellectual Property Sections of the Final Memorandum (except to the extent provided in the foregoing opinion), nothing has come to the attention of such counsel that leads such counsel to believe that, on the date of the Final Memorandum and at all times subsequent thereto up to and on the Closing Date or the applicable Option Closing Date, as the case may be, the information contained in the Intellectual Property Sections of the Final Memorandum contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel will express no opinion with respect to the financial statements, including supporting schedules and other financial and statistical information derived therefrom).

     All opinions, certificates, letters and documents referred to in this
Section 6 will be in compliance with the provisions hereof only if they are reasonably satisfactory to Initial Purchasers' counsel. The Company will furnish you with such number of conformed copies of such opinions, certificates, letters and documents as you shall reasonably request.

7.   Option Securities.
     -----------------

     (a) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the Initial Purchasers, for the purpose of covering over-allotments in connection with their sale of the Firm Notes only, a nontransferable option to purchase up to an aggregate of $22,500,000 additional principal amount of its 5-3/4% Convertible Subordinated Notes due 2004 at the purchase price for the Firm Notes set forth in Section 3 hereof (which shall include accrued interest, if any, from June 30, 1997). Such option may be exercised by the Initial Purchasers on one or more occasions in whole or in part during the period of thirty (30) days from and after the date on which the Firm Notes are initially sold, by giving written notice to the Company. The aggregate principal amount of Option Notes to be purchased by each Initial Purchaser upon the exercise of such option shall be the same proportion that the total principal amount of Firm Notes purchased by such Initial Purchaser (set forth in Schedule A hereto) bears to
                                                  ----------
the total principal amount of Firm Notes purchased by the Initial Purchasers (set forth in Schedule A hereto), adjusted by the Initial Purchasers in such
              ----------
manner as to avoid issuance of Notes in principal amounts that are not a multiple of $1,000.

     Delivery of definitive certificates for the Option Notes to be purchased by the Initial Purchasers pursuant to the exercise of the option granted by this
Section 7 shall be made against payment of the purchase price therefor by the Initial Purchasers by wire transfer, payable to the order of the Company in Federal (same day) funds. Such delivery and payment shall take place at the offices of Alston & Bird LLP, One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia 30309, or at such other place as may be agreed upon among the Initial Purchasers and the Company (i) on the Closing Date, if written notice of the exercise of such option is received by the Company at least two full business days prior to the Closing Date or (ii) on a later date which shall not be later than the third
(3rd) full business day following the date the Company receives written notice of the exercise of such option, if such notice is received by the Company less than two (2) full business days prior to the Closing Date (each such date, as "Option Closing Date").

     The certificates (including one or more global certificates), if any, for the Option Notes so to be delivered will be made available to you at such office or other location including, without limitation, in New York City, as you may reasonably request for checking at least one full business day prior to the date of payment and delivery and will be in such names and denominations as you may request, such request to be made at least two full business days prior to such date of payment and delivery. To the extent that the Initial Purchasers so elect, delivery of the Option Notes in global form may be made by credit through full fast transfer to the accounts at DTC designated by the Initial Purchasers.

     (b) Upon exercise of any option provided for in Section 7(a) hereof, the obligations of the Initial Purchasers to purchase such Option Notes will be subject (as of the date hereof and as of the date of payment for such Option Notes) to the accuracy of and compliance with the representations and warranties of the Company herein, to the accuracy of the statements of the Company and officers of the Company on the Company's behalf made pursuant to the provisions hereof, to the performance by the Company of its obligations under this Agreement, the Indenture, the Registration Rights Agreement and the Firm Notes and the Option Notes, and to the condition that all proceedings taken at or prior to the payment date in connection with the sale and transfer of such Option Notes shall be satisfactory in form and substance to you and to Initial Purchasers' counsel, and you shall have been furnished with all such documents, certificates and opinions as you may request in order to evidence the accuracy and completeness of any of the representations, warranties or statements, the performance of any of the covenants of the Company or the compliance with any of the conditions herein contained.

8.   Indemnification and Contribution.
     --------------------------------

     (a) The Company agrees to indemnify and hold harmless each Initial Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Initial Purchaser may become subject under the Act, the Exchange Act or otherwise, specifically including, but not limited to losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon (i) any breach of any representation, warranty, agreement or covenant of the Company herein contained, or (ii) any untrue statement or alleged untrue statement of any material fact contained in any Memorandum, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and agrees to reimburse each Initial Purchaser for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Memorandum, in reliance upon and in conformity with written information relating to any Initial Purchaser furnished to the Company by such Initial Purchaser specifically for use in the preparation thereof and, provided further, that the indemnity agreement provided in this Section 8(a) with respect to the Preliminary Memorandum shall not inure to the benefit of any Initial Purchaser from whom the person asserting any losses, claims, damages, liabilities or actions based upon any untrue statement or alleged untrue statement of material fact or omission or alleged omission to state therein a material fact purchased Notes, if a copy of the Final Memorandum (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected had not been sent or given to such person, within the time required by law, unless such failure is the result of noncompliance by the Company with Section 4(d) hereof.

     The indemnity agreement in this Section 8(a) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Initial Purchaser within the meaning of the Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

     (b) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company against any losses, claims, damages or liabilities, joint or several, to which the Company may become subject under the Act, the Exchange Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon (i) any breach of any representation, warranty, agreement or covenant of such Initial Purchaser herein contained, or (ii) any untrue statement or alleged untrue statement of any material fact contained in any Memorandum, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances in which made, not misleading, in the case of subparagraph (ii) of this Section 8(b) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser specifically for inclusion therein, and agrees to reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action.

     The indemnity agreement in this Section 8(b) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer and director of the Company, and each person, if any, who controls the Company within the meaning of the Act and the Exchange Act. This indemnity agreement shall be in addition to any liabilities which each Initial Purchaser may otherwise have.

     (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party (i) will not relieve the indemnifying party from liability under paragraph (a) or (b) above except to the extent, and only to the extent, that such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with one local counsel) approved by the indemnifying party, representing all the indemnified parties under Section 8(a) or 8(b) hereof who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement, provided however, that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on all claims that are the subject matter of such proceeding.

     (d) In order to provide for just and equitable contribution in any action in which a claim for indemnification is made pursuant to this Section 8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for indemnification in such case, the Company, on the one hand, and the Initial Purchasers, severally and not jointly, on the other, agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, on the one hand, and the Initial Purchasers, on the other, may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and by the Initial Purchasers, on the other, from the offering of the Notes; provided,
                                                                      --------
however, that in no case shall any Initial Purchaser be responsible for any
-------
amount in excess of the purchase discount or commission applicable to the Notes purchased by such Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, on the one hand, and the Initial Purchasers, on the other, shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, on the one hand, and of the Initial Purchasers, on the other, in connection with the statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions received by the Initial Purchasers from the Company in connection with the purchase of the Notes hereunder. Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement or omission relates to information provided by the Company or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, expenses or judgments referred to in the immediately preceding paragraph shall be deemed to include any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The contribution agreement in this Section 8(d) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Initial Purchaser or the Company within the meaning of the Act or the Exchange Act and each officer of the Company and each director of the Company.

     (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 8, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 8 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Memorandum.

9.   Representations, Warranties and Agreements to Survive Delivery.  All
     --------------------------------------------------------------
representations, warranties, covenants and agreements of the Company and the Initial Purchasers herein or in certificates delivered pursuant hereto, and the indemnity and contribution agreements contained in Section 8 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Initial Purchaser or any person controlling any Initial Purchaser within the meaning of the Act or the Exchange Act, or by or on behalf of the Company or any of its officers, directors or controlling persons within the meaning of the Act or the Exchange Act, and shall survive the delivery of the Notes to the Initial Purchasers hereunder or termination of this Agreement.

10.  Substitution of Initial Purchasers.  If any Initial Purchaser or Initial
     ----------------------------------
Purchasers shall fail to take up and pay for the number of Firm Notes agreed by such Initial Purchaser or Initial Purchasers to be purchased hereunder upon tender of such Firm Notes in accordance with the terms hereof, and if the aggregate number of Firm Notes that such defaulting Initial Purchaser or Initial Purchasers so agreed but failed to purchase does not exceed 5% of the aggregate principal amount of the Firm Notes, the remaining Initial Purchasers shall be obligated, severally in proportion to their respective commitments hereunder, to take up and pay for the Firm Notes that such defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase.

     If any Initial Purchaser or Initial Purchasers so defaults and the aggregate number of Firm Notes that such defaulting Initial Purchaser or Initial Purchasers agreed but failed to take up and pay for exceeds 5% of the aggregate principal amount of the Firm Notes, the remaining Initial Purchasers shall have the right, but shall not be obligated, to take up and pay for (in such proportions as may be agreed upon among them) the Firm Notes which the defaulting Initial Purchaser or Initial Purchasers so agreed but failed to purchase. If such remaining Initial Purchasers do not, at the Closing Date, take up and pay for the Firm Notes which the defaulting Initial Purchaser or Initial Purchasers so agreed but failed to purchase, the Closing Date shall be postponed for twenty-four hours (including non-business hours) to allow the remaining Initial Purchasers the privilege of substituting within such twenty-four hour period (including non-business hours) another purchaser or purchasers (which may include any nondefaulting Initial Purchaser) reasonably satisfactory to the Company. If no such purchaser or purchasers shall have been substituted as aforesaid by such postponed Closing Date, the Closing Date may, at the option of the Company, be postponed for a further twenty-four hours, if necessary, to allow the Company the privilege of finding another purchaser or purchasers, reasonably satisfactory to you, to purchase the Firm Notes which the defaulting Initial Purchaser or Initial Purchasers so agreed but failed to purchase. If it shall be arranged for the remaining Initial Purchasers or substituted purchasers to take up the Firm Notes of the defaulting Initial Purchaser or Initial Purchasers as provided in this Section, (i) the Company shall have the right to postpone the time of delivery for a period of not more than seven full business days, in order to effect whatever changes may thereby be made necessary in the Memorandum, or in any other documents or arrangements, and the Company agrees promptly to prepare and deliver any amendments or supplements to the Memorandum or other such documents which may thereby be made necessary, and (ii) the respective number of Firm Notes to be purchased by the remaining Initial Purchasers and substituted purchasers shall be taken as the basis of their obligation to purchase hereunder. If the remaining Initial Purchasers shall not take up and pay for all such Firm Notes so agreed to be purchased by the defaulting Initial Purchaser or Initial Purchasers or substitute another purchaser or purchasers as aforesaid, and the Company shall not find or shall not elect to seek another purchaser or purchasers for such Firm Notes as aforesaid, then this Agreement shall terminate.

     In the event of any termination of this Agreement pursuant to the preceding paragraph of this Section, the Company shall not be liable to any Initial Purchaser (except as provided in Sections 4(j), 5 and 8 hereof) and no Initial Purchaser (other than an Initial Purchaser who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the principal amount of Firm Notes agreed by such Initial Purchaser to be purchased hereunder, which Initial Purchaser shall remain liable to the Company and the other Initial Purchasers for damages, if any, resulting from such default) shall be liable to the Company (except to the extent provided in Sections 5 and 8 hereof).

     The term "Initial Purchaser" in this Agreement shall include any person substituted for an Initial Purchaser under this Section.

11.  Effective Date of this Agreement and Termination.
     ------------------------------------------------

     (a) This Agreement shall become effective as of the initial offering of the Firm Notes. The time of the initial offering shall mean the time at which the Firm Notes are first generally offered by the Initial Purchasers to investors by letter or telegram or telecopy, whichever shall first occur. By giving notice as set forth in Section 12 before the time this Agreement becomes effective, you, or the Company, may prevent this Agreement from becoming effective without liability of any party to any other party, except as provided in Sections 4(j), 5 and 8 hereof.

     (b) You shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time on or prior to the Closing Date or on or prior to the applicable Option Closing Date, as the case may be, (i) if the Company shall have failed, refused or been unable, at or prior to the Closing Date, or on or prior to the applicable Option Closing Date, as the case may be, to perform any agreement on its part to be performed, or because any other condition of the Initial Purchasers' obligations hereunder required to be fulfilled is not fulfilled, including, without limitation, any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise from that set forth in the Final Memorandum, which, in your sole judgment, is material and adverse, or (ii) if additional material governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or on the American Stock Exchange or in the over-the-counter market by the NASD, or trading in securities generally shall have been suspended on either such exchange or in the over the counter market by the NASD, or if a banking moratorium shall have been declared by federal, New York or California authorities, (iii) if the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as to interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured, or (iv) if there shall have been a material adverse change in the general political or economic conditions or financial markets as in your reasonable judgment makes it inadvisable or impracticable to proceed with the offering, sale and delivery of the Firm Notes and the Option Notes, or (v) if there shall have been an outbreak or escalation of hostilities or of any other insurrection or armed conflict or the declaration by the United States of a national emergency which, in the reasonable opinion of the Initial Purchasers, makes it impracticable or inadvisable to offer or sell the Firm Notes or the Option Notes. In the event of termination solely pursuant to Section 11(b)(i) hereof, the Company shall remain obligated to pay costs and expenses pursuant to Sections 4(j), 5 and 8 hereof. Any termination pursuant to any of subparagraphs 11(b)(ii) through (v) hereof shall be without liability of any party to any other party except as provided in Sections 5 and 8 hereof.

     If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 11, you shall promptly notify the Company by telephone, telecopy or telegram, in each case confirmed by letter, in the manner required by Section 12. If the Company shall elect to prevent this Agreement from becoming effective, the Company shall promptly notify you by telephone, telecopy or telegram, in each case, confirmed by letter in the manner required by Section 12.

12.  Notices.  All notices or communications hereunder, except as herein
     -------
otherwise specifically provided, shall be in writing and if sent to you shall be mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to you c/o Robertson, Stephens & Company LLC, 555 California Street, Suite 2600, San Francisco, California 94104, telecopier number (415) 781-0278, Attention: General Counsel, with a copy to Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, California 94304, telecopier number (415) 493-6811, Attention: John A. Fore, and if sent to the Company, such notice shall be mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to Premiere Technologies, Inc., 3399 Peachtree Road, N.E., The Lenox Building, Suite 400, Atlanta, Georgia, 30326, telecopier number (404) 262-8540, Attention: Senior Vice President of Finance and Legal, with a copy to Alston & Bird LLP, 1201 West Peachtree Street, N.E., Atlanta, Georgia, 30309-3424, telecopier number (404) 881-7777, Attention:
Jeffrey A. Allred.

13.  Parties.  This Agreement shall inure to the benefit of and be binding
     -------
upon the Initial Purchasers and the Company, and their respective executors, administrators, successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto and their respective executors, administrators, successors and assigns, and the controlling persons, officers and directors referred to in Section 8 hereof, any legal or equitable right, remedy or claim or in respect of this Agreement or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective executors, administrators, successors and assigns and said controlling persons and said officers and directors, and for the benefit of no other person or corporation. No purchaser of any of the Notes from any Initial Purchaser shall be construed a successor or assign by reason merely of such purchase.

     In all dealings with the Company under this Agreement, the Company shall be entitled to act and rely upon any statement, request, notice or agreement made or given by you jointly or by Robertson, Stephens & Company LLC on behalf of you.

14.  Applicable Law.  This Agreement shall be governed by, and construed in
     --------------
accordance with, the internal laws of the State of California.

15.  Counterparts.  This Agreement may be signed in several counterparts, each
     ------------
of which will constitute an original and all of which together will constitute a single instrument.

16.  Integration.  This agreement constitutes the entire agreement among the
     -----------
parties with respect to the subject matter hereof and supersedes and replaces all prior agreements or understandings among them.

        If the foregoing correctly sets forth the understanding among the Company and the Initial Purchasers, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company and the Initial Purchasers.

                                       Very truly yours,

                                       PREMIERE TECHNOLOGIES, INC.

                                       By: /s/ Patrick G. Jones
                                           --------------------

                                       Printed Name: Patrick G. Jones
                                                     ----------------

                                       Title: Senior Vice President
                                              ---------------------

Accepted as of the date first
above written:

ROBERTSON, STEPHENS & COMPANY LLC
ALEX. BROWN & SONS INCORPORATED
DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION

By ROBERTSON, STEPHENS & COMPANY LLC

By ROBERTSON, STEPHENS & COMPANY GROUP, L.L.C.


By: /s/ Kenneth R. Fitzsimmons
    --------------------------
    Authorized Signatory

                                  SCHEDULE A



                                                              Aggregate
                                                           Principal Amount
                                                          of Firm Securities
                 Initial Purchasers                         to be Purchased
                 ------------------                       ------------------
Robertson, Stephens & Company LLC........................    $ 60,000,000
Alex. Brown & Sons Incorporated..........................      45,000,000
Donaldson, Lufkin & Jenrette Securities Corporation......      45,000,000
                                                             ------------
        Total............................................    $150,000,000
                                                             ============

                                   SCHEDULE B

                                All Subsidiaries

Premiere Communications, Inc. (FL)
Voice-Tel Enterprises, Inc. (DE)
VTN, Inc. (OH)
Premiere Acquisition Corporation (GA)
Voice-Tel Network Limited Partnership (DE General Partnership)
EBIS Communications, Inc. (GA)
Voice-Tel Canada Limited (Canada)
Voice-Tel Pty Ltd. (Australia & New Zealand)
In-Touch Technologies, Inc. (CA)
Car Zee, Inc. (CA)
VT of Long Island Inc. (NY)
Voice-Net Communications Systems, Inc. (NY)
Brooks-Sloan, Inc. (AL)
AudioInfo, Inc. (TX)
John & Eileen Dodson, Inc. (CA)
MMP Communications, Inc. (CA)
Taft Communications, Inc. (CA)
Voice Partners Company (OH Limited Partnership)
Emjay Enterprises, Inc. (SC)
Program Marketing, Inc. (NC)
Voice Systems of Greater Dayton, Inc. (OH)
BV Communications, Inc. (NC)
Tel-Tek, Inc. (MI)
Service Communications, Inc. (GA)
Voice Mail Services, Inc. (CT)
Houston Telecommunications, Inc. (TX)
Indiana Communicator Incorporated (IN)
Lar-Lin Enterprises, Inc. (KS)
Lar-Lin Investments, Inc. (KS)
Voice-Mail Solutions, Inc. (KS)
Voice-Tel, Inc. (TN)
Inter-Net, Inc. (AK)
Voice Link, Inc. (LA)
Allagash Communications, Inc. (ME)
Stay-In-Touch Technologies, Inc. (CA)
Lauger International, Inc. (MD)
Voice Technology, Inc. (MA)
Gulf States Communications Corporation (AL)
New West Communications, Inc. (NV)
Charp-Tel Enterprises, Inc. (RI)
Rambl Corporation (NH)
Voice-Tel of Northern New Jersey, Inc. (NJ)
DARP, Inc. (NJ)
Voice Telecommunications, Inc. (NY)
Tri-C Communications Corp. (NY)

RGB Enterprises, Inc. (OK)
Voice Message of Northeastern OK, Inc. (OK)
Voice Communications, Inc. (FL)
Interactive Communications Corp. (PA)
Tri-State VMS, Inc. (PA)
Simmoor Corp. (CA)
The Hennig Company (GA)
Voice Management, Inc. (MO)
B & AH of Northwest Florida, Inc. (FL)
E & BH, Inc. (FL)
Voice Tel of South Texas, Inc. (TX)
Caldwell, Inc. (WV)
J.B. Enterprises-Wisconsin, Inc. (WI)
SDRAWKCAB Corporation (PA)
Mitchell E. Eil, Inc. (NY)
G. D. Enterprises, Inc. (MI)
Digicall Cellular Corporation (CA)
Digitele Corporation (CA)
Advanced Resource Technologies, Inc. (NY)
Voice-Tel of Oregon, Inc. (OR)
CommTel/USA, Inc. (FL)
WN Communication Systems, Inc. (TN)

                                   SCHEDULE C

                            Significant Subsidiaries


Premiere Communications, Inc. (FL)
Voice-Tel Enterprises, Inc. (DE)
VTN, Inc. (OH)
Premiere Acquisition Corporation (GA)

                                   SCHEDULE D

                                   Indenture


        For an executed version of this document, see Exhibit 4.1 filed in connection herewith.

                                  SCHEDULE E

                         REGISTRATION RIGHTS AGREEMENT


        For an executed version of this document, see Exhibit 4.3 filed in connection herewith.

                                  SCHEDULE F

                             EXISTING INDEBTEDNESS

     1. Promissory Note dated April 30, 1997 made by Premiere Communications, Inc. in favor of NationsBank, N.A. (South). Guaranteed by Premiere Technologies, Inc.

     2. Indebtedness of VTG, Inc. in favor of William Payne. VTG, Inc. has been merged into Premiere Acquisition Corporation.

     3. Indebtedness of VTG, Inc. in favor of J. Richard Payne. VTG, Inc. has been merged into Premiere Acquisition Corporation.